                                   EXHIBIT 5

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
P.O. Box 182008
Columbus, Ohio 43218-2008               THE ONE INVESTOR SELECT ANNUITY (SM)
------------------------------------------------------------------------------------------------------------------------------------
Owner Name
------------------------------------------------------------------------------------------------------------------------------------
Day Phone                                                / / Male          Date of Birth          Social Security No.
(           )                                            / / Female              /       /
------------------------------------------------------------------------------------------------------------------------------------
Owner Address

------------------------------------------------------------------------------------------------------------------------------------
Joint Owner Name                                         / / Male          Date of Birth          Social Security No.
                                                         / / Female              /       /
------------------------------------------------------------------------------------------------------------------------------------
Joint Owner Address

------------------------------------------------------------------------------------------------------------------------------------
Annuitant Name                                           / / Male          Date of Birth          Social Security No.
                                                         / / Female              /       /
------------------------------------------------------------------------------------------------------------------------------------
Annuitant Address

------------------------------------------------------------------------------------------------------------------------------------
Beneficiary                                          Relationship          Date of Birth          Social Security No.
                                                                                 /       /
------------------------------------------------------------------------------------------------------------------------------------
NOTE:    If the Owner/Joint Owners wish to name multiple Beneficiaries or a Contingent Beneficiary, please do so in the
         Remarks section below.
------------------------------------------------------------------------------------------------------------------------------------
To authorize Nationwide Life and Annuity Insurance Company to allow the exercise of Ownership rights (including the right to make telephone exchanges among investment options) independently by EITHER the Owner or Joint Owner, please initial here: (Owner)
_____________, (Joint Owner) ________________, NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY WILL NOT BE LIABLE FOR ANY LOSS,
LIABILITY, COST OR EXPENSE FOR ACTING IN ACCORDANCE WITH THE REQUESTS OR INSTRUCTIONS OF THE OWNER OR JOINT OWNER.
------------------------------------------------------------------------------------------------------------------------------------
ANNUITY PURCHASE PAYMENTS: First Purchase Payment $__________ (Min. Initial Payment: $15,000) submitted herewith. A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Insurance Company, and any sums submitted with this application will be refunded.
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE PAYMENT ALLOCATION (MUST TOTAL 100%):
THE ONE(R)GROUP INVESTMENT TRUST:         AIM VARIABLE INS. FUNDS:          TEMPLETON VAR. PROD. SERIES FUND:
___% Equity Index                         ___% Capital Appreciation         ___% Developing Markets Class 2
___% Government Bond                      ___% High Yield                   ___% International Class 2
___% Growth Opportunities                 ___% International Equity         NATIONWIDE SEP. ACCT. TRUST:
                                          ___% Value                        ___% Money Market
------------------------------------------------------------------------------------------------------------------------------------
TAX QUALIFIED STATUS: [ ]Non-Qualified [ ]IRA [ ] ROTH IRA [ ] Other              ANNUITY COMMENCEMENT DATE:
Year for which contribution is applied ____.Please attach appropriate agreements. The First Day of MO.         YEAR
[ ] IRA rollover [ ] IRA transfer                                                 --------------------------------------------------
Direct rollover of qualified retirement plan assets to an IRA? [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL ANNUITY FORM ELECTED: The Annuity Option is assumed to be the Standard Life Annuity with 10 years certain unless Nationwide
Life and Annuity Insurance Company receives a written request to change.
------------------------------------------------------------------------------------------------------------------------------------
Will the annuity applied for replace or change existing annuity or life insurance?
[ ] Yes [ ] No         If Yes, explain:
------------------------------------------------------------------------------------------------------------------------------------
REMARKS:


------------------------------------------------------------------------------------------------------------------------------------
I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any annuity contract issued by the Insurance Company. I UNDERSTAND THAT ANNUITY PAYMENTS AND
SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED
DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.
[ ] Please send me a copy of the Statement of Additional Information to the prospectus.
------------------------------------------------------------------------------------------------------------------------------------
OWNER'S(S')
SIGNATURE(S)        X ____________________________________________       X ____________________________________________
------------------------------------------------------------------------------------------------------------------------------------

SIGNED AT STATE OF _______________________________________________       ON THIS DATE OF ______________________________
------------------------------------------------------------------------------------------------------------------------------------
AGENT'S SIGNATURE                                                        AGENT'S TELEPHONE #
------------------------------------------------------------------------------------------------------------------------------------
AGENT:       Do you have reason to believe the Contract applied for is to replace or change existing annuities or
             insurance owned by the annuitant?       [ ]  Yes       [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
General Agent                                               Principal Office

------------------------------------------------------------------------------------------------------------------------------------
City                                    State             Zip                      Branch Office Location

------------------------------------------------------------------------------------------------------------------------------------
FHL-619        White - Nationwide Life and Annuity Insurance Co.         Yellow - Customer       Pink - Agent   (AO) (4/98) Bank One